                                                                     Exhibit 4.1


               NOT VALID UNLESS COUNTERSIGNED BY FRANCHISE AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                                           CUSIP NO. 065172 10 3

                                 THE BANKSTORE

                                  COMMON STOCK
                                 PAR VALUE: $.01

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

                    - Shares of THE BANKSTORE Common Stock -

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

      Dated:

[THE BANKSTORE SEAL]



---------------------------------       --------------------------------
          CHIEF FINANCIAL OFFICER                      PRESIDENT AND CEO



Countersigned Registrant:
LIBERTY TRANSFER CO.
Box 558 Huntington, NY 11743-0558
191 New York Ave., Huntington, NY 11743-2711

By
   -----------------------------
   Authorized Signature
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NOTICE:  Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be constituted as though they were written out in full according to applicable laws or regulations:


          TEN COM - as tenants in common  UNIF GIFT MIN ACT-.....Custodian......
          TEN ENT - as tenants by the entireties           (Cust)        (Minor)
          UT TEN - as joint tenants with           under Uniform Gifts to Minors
                   right of survivorship                    ACT.................
                   and not as tenants in                           (State)
                   common

       Additional abbreviations may also be used though not in the above list.


           For Value Received, ___________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
               ________________________
              [________________________]



   ____________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


   ____________________________________________________________________________


   ____________________________________________________________________________


   ______________________________________________________________________Shares
   of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


   ____________________________________________________________________Attorney
   to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises


   Dated ____________________


                     __________________________________________________________
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER